UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 2010 (April 8, 2010)

CREDO Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-8877	84-0772991
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1801 Broadway, Suite 900 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 297-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders

On April 8, 2010, Credo Petroleum Corporation (“Credo”) held its annual meeting of Shareholders (the “Annual Meeting”) in Denver, Colorado.  At the Annual Meeting, Credo shareholders approved two proposals.  The proposals are described in detail in Credo’s previously filed Proxy Statement related to the Annual Meeting.

Proposal 1

Credo shareholders elected three individuals to the Board of Directors as set forth below:

	Votes cast in favor	Votes Withheld
Oakley Hall	4,363,794	2,683,592
William F. Skewes	4,361,244	2,686,142
Marlis E. Smith, Jr.	6,003,698	1,043,688

Proposal 2

Credo shareholders ratified the appointment of Ernst & Young, LLC as the company’s independent registered public accounting firm for the 2010 fiscal year as set forth below:

Ratification of Independent Registered Public Accounting Firm

Votes cast in favor	8,808,442
Votes cast against	29,637
Votes abstaining	9,937
Broker non-votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDO PETROLEUM CORPORATION
(Registrant)

Date: April 12, 2010	By:	/s/ Alford B. Neely
Alford B. Neely
Vice President and
Chief Financial Officer